UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2016

Talen Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Talen Energy Supply, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-32944	23-3074920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 1, 2016, Talen Energy Corporation (the “Company”) announced that Talen Generation, LLC (“Talen Generation”), a wholly owned, indirect subsidiary of the Company and a wholly owned subsidiary of Talen Energy Supply, LLC (“Talen Energy Supply”), completed the previously announced sale of Talen Ironwood Holdings, LLC, which through its subsidiaries owns and operates the Ironwood natural gas combined-cycle unit in Pennsylvania (“Ironwood”), to TransCanada Facility USA, Inc. The total purchase price, after estimated adjustments for net working capital, was $657 million. In connection with the transaction, in January 2016 approximately $41 million in debt, plus a customary pre-payment premium, associated with the plant was redeemed by a subsidiary of the Company.

In February 2016, Raven Power Marketing LLC, a wholly owned, indirect subsidiary of the Company and a wholly owned subsidiary of Talen Energy Supply, completed the previously announced sale of C.P. Crane LLC, which owned and operated the C.P. Crane coal-fired power plant in Maryland (“C.P. Crane”).

On April 1, 2016, Holtwood, LLC, a wholly owned, indirect subsidiary of Talen Energy Supply and the Company, completed the sale of the Holtwood and Lake Wallenpaupack hydroelectric projects in Pennsylvania to BIF III Holtwood LLC, an entity controlled by Brookfield Renewable Energy Partners L.P., for a price of $860 million, subject to customary post-closing adjustments.

Unaudited pro forma condensed combined financial information of the Company to give effect to the Ironwood, C.P. Crane, Holtwood and Lake Wallenpaupack dispositions, among other items, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Unaudited pro forma information of the Company to give effect to the Ironwood, C.P. Crane, Holtwood and Lake Wallenpaupack dispositions, among other items, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2016
•	Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2015 and for the three months ended March 31, 2016

(d)	Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Dated:  July 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements